FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 15, 2003

(Date of report)

NATIONAL PROCESSING, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-11905	61-1303983

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1231 Durrett Lane, Louisville, Kentucky	40213

(Address of principal executive offices)	(Zip Code)

(502) 315-2000

(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Financial Statements, Pro forma Financial Information and Exhibits
Signatures
EXHIBIT 99.1 NEWS RELEASE NATIONAL PROCESSING

Item 5.	Other Events

On January 15, 2003, the Registrant issued a News Release reporting earnings for the fourth quarter and year ended December 31, 2002.

Reference is made to the News Release, dated January 15, 2003, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.	Financial Statements, Pro forma Financial Information and Exhibits

(a)	FINANCIAL STATEMENT OF BUSINESS ACQUIRED: None
(b)	PRO FORMA FINANCIAL INFORMATION: None
(c)	EXHIBITS:
99.1 News Release, dated January 15, 2003

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PROCESSING, INC.
(Registrant)
By:	/s/ Carlton E. Langer

Name: Carlton E. Langer
Title: Secretary
Dated: January 15, 2003